SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

INCOME EQUITY FUND

INTERNATIONAL EQUITY INDEX FUND

STOCK INDEX FUND

MID CAP INDEX FUND

SMALL CAP INDEX FUND

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

(each, a “Fund,” and together, the “Funds”)

SUPPLEMENT DATED SEPTEMBER 25, 2026 TO THE FUNDS’ SUMMARY PROSPECTUSES, PROSPECTUS, AND SAI DATED JULY 31, 2026, AS SUPPLEMENTED

At a meeting held on September 24, 2026, the Board of Trustees (the “Board”) of Northern Funds (the “Trust”) approved, on behalf of each Fund, the Reorganizations (as defined below) of each Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Northern Trust Investments, Inc. (“NTI”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, determined that participation in the Reorganizations is in the best interests of each Fund, and the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganizations.

Each Fund will be reorganized into a newly created ETF (each, an “Acquiring Fund”), each of which is a newly created series of the Trust. Following the reorganizations, each Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The table below sets forth each of the Acquiring Funds and the proposed date of each Reorganization:

Fund	Acquiring Fund	Proposed Reorganization Date
Income Equity Fund	Northern Trust Equity Income ETF	January 22, 2027
Stock Index Fund	Northern Trust MSCI US 500 ETF	February 26, 2027
Mid Cap Index Fund	Northern Trust MSCI US 400 ETF	February 26, 2027
Small Cap Index Fund	Northern Trust MSCI US 2000 ETF	February 26, 2027
International Equity Index Fund	Northern Trust MSCI EAFE ETF	March 5, 2027
Tax-Advantaged Ultra-Short Fixed Income Fund	Northern Trust Tax-Advantaged Ultra-Short Income ETF	March 5, 2027

Each Acquiring Fund will be managed in a substantially similar manner as its corresponding Fund, although in some cases, as discussed below, the Acquiring Fund will track a new underlying index.

NTI believes that the Reorganizations will provide multiple benefits for investors of the Funds. The unitary fee of each Acquiring Fund will be equal to or lower than the current Total Annual Fund Operating Expenses After Expense Reimbursement of its corresponding Fund. Other benefits of the ETF structure include additional trading flexibility, increased portfolio holdings transparency and potential enhanced tax efficiency.

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. Accordingly, shareholders of a Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of a Reorganization (except with respect to any cash payment received, as described below). Redemptions by shareholders whose retirement plans or other accounts cannot accommodate ETF shares, or who are otherwise redeemed in cash in lieu of participating in a Reorganization, may cause a Fund to realize capital gains, which could result in taxable distributions to remaining shareholders. As a result, remaining shareholders may receive taxable capital gain distributions that they otherwise may not have received, or may receive larger such distributions than they would have received, absent the Reorganization.

In connection with each Reorganization, shareholders of each Fund will receive ETF shares of the corresponding Acquiring Fund equal in value to their Fund shares immediately prior to the Reorganization. Shareholders also may receive a cash payment in lieu of fractional Acquiring Fund shares, which may be taxable

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, Fund shareholders must hold their shares of a Fund through a brokerage account or retirement plan that can accept shares of an ETF (such as an Acquiring Fund). It is recommended that the mutual fund shares have transferred to such brokerage account at least one month prior to the applicable Proposed Reorganization Date listed above or your shares may be liquidated. For Fund shareholders that do not currently hold their shares of a Fund through a brokerage account or retirement plan that can hold shares of an Acquiring Fund, please see the Q&A that follows for additional actions that such Fund shareholders must take to receive shares of an Acquiring Fund as part of a Reorganization. If such Fund shareholders take no action, they will receive cash in lieu of shares of an Acquiring Fund as part of a Reorganization, and such payments may be taxable. No further action is required for Fund shareholders that hold shares of a Fund through a brokerage account or retirement plan that can hold shares of an Acquiring Fund.

Completion of each Reorganization is subject to a number of conditions under each respective Plan, but shareholders of the Funds are not required to approve the Reorganizations. It is anticipated that in the fourth quarter of 2026, existing Fund shareholders will receive an information statement/prospectus describing in detail both the Reorganizations and the Acquiring Funds, and summarizing the Board’s considerations in approving the Reorganizations.

In anticipation of each Reorganization, purchase orders, exchange orders, and redemption orders will only be accepted by the Funds until the dates indicated below.

Fund	Recommended Date to Convert to Brokerage Account	Final Date to Purchase Fund Shares	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another Northern Mutual Fund
Income Equity Fund	December 22, 2026	January 20, 2027	January 21, 2027
Small Cap Index Fund	January 26, 2027	February 24, 2027	February 25, 2027
Stock Index Fund	January 26, 2027	February 24, 2027	February 25, 2027
Mid Cap Index Fund	January 26, 2027	February 24, 2027	February 25, 2027
International Equity Index Fund	February 5, 2027	March 3, 2027	March 4, 2027
Tax-Advantaged Ultra-Short Fixed Income Fund	February 5, 2027	March 3, 2027	March 4, 2027

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring Fund.

Q. What types of shareholder accounts can receive shares of an Acquiring Fund as part of a Reorganization?

A. If you hold your shares of a Fund in a brokerage account or retirement plan that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring Fund in a Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive shares of an Acquiring Fund as part of a Reorganization?

A. The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of a Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of a Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to a Reorganization or, if applicable, your financial intermediary may transfer your investment in a Fund to a different investment option prior to a Reorganization.

Fund Direct Accounts. If you hold your shares of a Fund in an account directly with a Fund at its transfer agent, The Northern Trust Company (a “fund direct account”), it’s recommended you should transfer your shares of the Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund at least one month prior to the Reorganization. For this purpose, a fund direct account includes a fund direct IRA. You have a fund direct account if you receive quarterly account statements directly from the Fund and not from a third-party broker-dealer.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please contact your financial advisor. If you do not have a financial advisor, please call your Fund’s transfer agent, The Northern Trust Company at (800) 595-9111.

Q. How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. It is recommended you should transfer your shares of the Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund at least one month prior to the Reorganization.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganizations?

A. In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Fund through a brokerage account that can accept shares of an ETF (such as an Acquiring Fund) on the closing date of a Reorganization.

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Non-Accommodating Brokerage Accounts. If you hold your shares of a Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before a Reorganization, you will not receive shares of an Acquiring Fund as part of a Reorganization. Instead, your investment will be liquidated in the Reorganization and you will receive cash equal in value to the NAV of your Fund shares, which may be a taxable transaction to you.

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Non-Accommodating Retirement Accounts. If you hold your shares of a Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your financial intermediary may transfer your investment in a Fund to a different investment option prior to a Reorganization. If you do not redeem or exchange the Fund shares held in your IRA account or group retirement plan, your investment will be liquidated in the Reorganization and you will receive cash equal in value to the NAV of your Fund shares. If your IRA account or group retirement plan is unable to hold cash, this liquidation may be treated as a distribution, which may be taxable to you, and may result in withholdings and/or penalties, unless you reinvest the distribution in an eligible rollover retirement account within 60 days. Contact your tax advisor to discuss the consequences of the Reorganization for your IRA or group retirement plan account.

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Fund Direct Accounts. If you hold your shares of a Fund in a fund direct account, including a Fund Direct IRA account, you should transfer your shares of the Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. If such a change is not made before a Reorganization, you will not receive shares of an Acquiring Fund as part of a Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares, which may be a taxable transaction to you, and may result in withholdings and/or penalties, unless you reinvest the distribution in an eligible rollover retirement account within 60 days. Contact your tax advisor to discuss the consequences of the Reorganization for your IRA or group retirement plan account.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary or tax adviser for more information on the impact that the Reorganization will have on you and your investments.

Q. What if I do not want to own shares of an Acquiring Fund?

A. If you do not want to receive shares of an Acquiring Fund in connection with a Reorganization, you can exchange your Fund shares for the Shares Class of another Northern Funds mutual fund or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption or exchange of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Northern Funds mutual fund prior to the Reorganization is listed below:

Fund	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another Northern Mutual Fund
Income Equity Fund	January 21, 2027
Stock Index Fund	February 25, 2027
Mid Cap Index Fund	February 25, 2027
Small Cap Index Fund	February 25, 2027
International Equity Index Fund	March 4, 2027
Tax-Advantaged Ultra-Short Fixed Income Fund	March 4, 2027

These dates may change if the closing date of a Reorganization changes. Any changes to the closing date of a Reorganization will be communicated to shareholders.

In connection with the Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn. If and when the registration statement is declared effective by the SEC, the information statement/prospectus will be distributed to shareholders of the Funds. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at northerntrust.com/funds and a paper copy can be obtained at no charge by calling (800) 595-9111.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUS AND SAI FOR FUTURE REFERENCE

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT CONV-ETFs (9/26)